Exhibit 10.1

Case 2:10-cv-00564-MJP Document 73-1 Filed 11/06/12 Page 1 of 63

The Honorable Marsha J. Pechman

UNITED STATES DISTRICT COURT

WESTERN DISTRICT OF WASHINGTON

AT SEATTLE

)
In re CELL THERAPEUTICS, INC.,	)	Master Docket No. C 10-564 MJP
DERIVATIVE LITIGATION	)
)
	)	STIPULATION OF SETTLEMENT
This Document Relates To:	)
)
ALL ACTIONS	)
)

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 2 of 63

This Stipulation of Settlement, dated November 6, 2012 (the “Stipulation”), is made and entered into by and among the following Settling Parties,1 each by and through their respective counsel: (i) plaintiffs Joseph Shackleton, Terry Marbury, Paul Cyrek, Brandon Bohland, and Lawrence J. Alexander (collectively, “Plaintiffs”), on behalf of themselves and derivatively on behalf of Cell Therapeutics, Inc. (“CTI” or the “Company”);2 (ii) defendants John H. Bauer, James A. Bianco, Vartan Gregorian, Richard L. Love, Mary O’Neil Mundinger, Phillip M. Nudelman, Jack W. Singer, and Frederick W. Telling (the “Individual Defendants”) and nominal defendant CTI (collectively, “Defendants”). The Stipulation is intended by the Settling Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims, upon and subject to the terms and conditions hereof (the “Settlement”).

I.	INTRODUCTION AND PROCEDURAL OVERVIEW

A.         The Derivative Action

On April 1, 2010, plaintiff Joseph Shackleton filed a complaint against the Individual Defendants and nominal defendant CTI in the U.S. District Court for the Western District of Washington, captioned Shackleton v. Bauer, Case No. C 2:10-cv-00564-MJP (the “Shackleton Complaint”). The Shackleton Complaint asserted claims on behalf of CTI, alleging that the CTI Board of Directors (“Board”), among other things, failed to adequately supervise or exercise oversight as to the Company’s disclosures related to pixantrone, a treatment for non-Hodgkin’s lymphoma, and the Company’s disclosures related to communications with the U.S. Food and Drug Administration (“FDA”) about the FDA approval process for pixantrone. Specifically, the Shackleton Complaint alleged that the Company failed to disclose that: (i) a Special Protocol

1 All capitalized terms are defined in Section IV.1 below, unless otherwise noted.

2 Plaintiffs Joseph Shackleton and Paul Cyrek continue to hold their shares of CTI stock. Plaintiffs Terry Marbury, Brandon Bohland, and Lawrence J. Alexander no longer own CTI stock.

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 1 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 3 of 63

Assessment with the FDA for a pixantrone clinical trial, PIX301, was allegedly invalidated in March 2008; (ii) PIX301 allegedly enrolled a large number of patients who did not suffer from aggressive non-Hodgkin’s lymphoma; and (iii) the results from PIX301 allegedly demonstrated that pixantrone was cardiotoxic. The Shackleton Complaint also alleged that, as a result of the foregoing, the Company lacked a reasonable basis for positive statements about pixantrone and its prospects. Defendants deny all of the allegations made in the Complaint.

Plaintiffs Terry Marbury and Paul Cyrek thereafter filed substantially similar complaints: Marbury v. Bianco, No. 2:10-cv-00578-MJP was filed with the Court on April 5, 2010, and Cyrek v. Bauer, No. 2:10-cv-00625-TSZ was filed with the Court on April 13, 2010. By order dated May 10, 2010 (Dkt. No. 11), the Court consolidated these three derivative complaints as In re Cell Therapeutics, Inc. Derivative Litigation, Master Docket No. C 10-564 MJP (the “Action” or “Derivative Action”), and appointed Robbins Umeda LLP and Federman & Sherwood as Co-Lead Counsel for plaintiffs. The May 10, 2010 order also provided that Defendants did not need to respond to the complaints filed in the Action, and that the parties would confer upon a proposed schedule for the filing of an amended complaint and briefing on any motion to dismiss the amended complaint.

Three additional complaints were thereafter filed and consolidated into the Action. On June 1, 2010, plaintiff Carey Souda filed a complaint in this Court captioned Souda v. Bauer, Case No. 2:10-cv-00905-MJP, which was consolidated with the Action in an order dated July 19, 2010 (Dkt. No. 26); and on July 27, 2010, plaintiff Brandon Bohland filed a complaint in this Court captioned Bohland v. Bauer, Case No. 2:10-cv-00564-JCC, which was consolidated into the Action in an order dated November 16, 2010 (Dkt. No. 43). On October 4, 2010, plaintiff Lawrence J. Alexander filed a substantially similar derivative complaint captioned Alexander v. Bianco, No. 10-2-34849-2 SEA, in the Superior Court of Washington, King County, which was removed to this Court on October 5, 2010, and assigned as Case No. 2:10-cv-01597-MJP, and thereafter consolidated into the Action in an order dated March 1, 2011 (Dkt. No. 52).

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 2 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 4 of 63

B.         The Securities Class Action

Preceding the filing of any of the complaints in this Action, several federal securities class action complaints were filed against CTI and certain of its current officers, beginning in March 2010. Those actions were consolidated by this Court under the caption In re Cell Therapeutics, Inc. Class Action Litigation, Master Docket No. C10-414MJP (the “Securities Class Action”). Plaintiffs in the Securities Class Action brought claims under sections 10(b), 20(a), and 20A of the Securities Exchange Act of 1934 and U.S. Securities and Exchange Commission (“SEC”) Rule 10b-5, alleging that between March 25, 2008, and March 22, 2010, CTI and three of its executive officers made, or allowed to be made, false or misleading disclosures related to communications with the FDA regarding pixantrone. On October 27, 2010, defendants moved to dismiss the Securities Class Action. On February 4, 2011, the Court denied in large part defendants’ motion to dismiss. By order dated March 30, 2011, the Court set a litigation schedule for the Securities Class Action, with discovery scheduled to conclude on January 27, 2012. On February 14, 2012, lead plaintiff in the Securities Class Action filed a motion for preliminary approval of a proposed class action settlement. The Court granted the motion for preliminary approval on March 16, 2012. On July 20, 2012, the Court approved the settlement. On July 25, 2012, the Court entered a final judgment and order dismissing the Securities Class Action with prejudice.

C.         Stay of Derivative Action

On November 23, 2010, the parties in the Derivative Action filed a stipulation asking the Court to postpone all deadlines in the Action pending the Court’s ruling on defendants’ motion to dismiss the Securities Class Action (Dkt. No. 44). This stipulation also provided that in the event that the motion to dismiss the Securities Class Action was denied, the derivative Plaintiffs would receive copies of all discovery produced in the Securities Class Action, and would file and serve a consolidated complaint within forty-five days of the close of discovery in the Securities Class Action. On November 30, 2010, the Court approved this stipulation (Dkt. No. 45). On

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 3 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 5 of 63

February 4, 2011, following the denial in large part of defendants’ motion to dismiss the Securities Class Action, this Court lifted the stay in the Derivative Action (Dkt. No. 46).

After the stay of the Derivative Action was lifted, Plaintiffs received the discovery produced in the Securities Class Action contemporaneously as it was produced in that action. To date, Plaintiffs have reviewed and analyzed approximately 231,000 pages of documents produced by Defendants and third parties.

D.	Settlement Negotiations

In the fall of 2011, the parties to the Securities Class Action invited the parties in the Derivative Action to participate in a mediation. In preparation for the mediation, the Plaintiffs in the Derivative Action prepared a damages analysis and report, and made a settlement demand proposing, inter alia, corporate governance reforms.

The parties to the Derivative Action and Securities Class Action participated in a day-long mediation with the late Honorable Nicholas H. Politan (Ret.) on October 26, 2011. The Securities Class Action ultimately settled for $19 million to the class, the proceeds of which were funded entirely by the Company’s insurers.

Following the October 26, 2011 mediation, the parties to the Derivative Action continued to engage in arm’s-length settlement negotiations. Plaintiffs in the Derivative Action prepared and delivered a second, supplemental settlement demand letter to the Company on January 18, 2012, proposing additional corporate governance measures.

On April 17, 2012, the parties to the Derivative Action participated in a second day-long mediation session with the Honorable Howard B. Wiener (Ret.) (“Judge Wiener”). With assistance from Judge Wiener, the Settling Parties were able to reach agreement on the majority of the material settlement terms herein.

II.	CLAIMS OF THE PLAINTIFFS AND BENEFITS OF SETTLEMENT

Plaintiffs believe that the claims asserted in this Action have merit and that their investigation supports the claims asserted. Without conceding the merit of any of the Individual

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 4 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 6 of 63

Defendants’ defenses or lack of merit of any of their allegations, however, Plaintiffs recognize the expense and length of continued proceedings necessary to prosecute the Action against the Individual Defendants through trial and through appeals. Plaintiffs have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Action, as well as the difficulties and delays inherent in such litigation. Plaintiffs are also mindful of the inherent problems of proof and possible defenses to the claims asserted in the Action. Plaintiffs believe that the Settlement set forth in the Stipulation confers substantial benefits upon CTI and its shareholders. Based on their evaluation, Plaintiffs believe that the Settlement set forth in this Stipulation is in the best interests of CTI and its shareholders.

III.	THE INDIVIDUAL DEFENDANTS’ DENIAL OF WRONGDOING AND LIABILITY

The Individual Defendants deny each and all of the claims and contentions alleged by Plaintiffs in this Action. The Individual Defendants deny all claims of wrongdoing or liability against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Action. The Individual Defendants also deny, among other things, the allegations that Plaintiffs, CTI, or its shareholders have suffered damage, or that Plaintiffs, CTI, or its shareholders were harmed by the conduct alleged in the Action. The Individual Defendants further assert that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of CTI and its shareholders.

Nonetheless, the Individual Defendants have concluded that further conduct of the Action would be protracted and expensive, and that it is desirable that the Action be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. The Individual Defendants agree to the proposed Settlement without admitting any wrongdoing or liability.

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 5 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 7 of 63

IV.	TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among Plaintiffs (for themselves and derivatively on behalf of CTI), the Individual Defendants, and CTI, by and through their respective counsel or attorneys of record:

1.        Definitions

As used in the Stipulation the following terms have the meanings specified below:

1.1      “Action” or “Derivative Action” means the consolidated derivative action In re Cell Therapeutics, Inc. Derivative Litigation, Master Docket No. C 10-564 MJP, and any and all actions that have been consolidated under that docket number.

1.2      “Board” means the CTI Board of Directors.

1.3      “CTI” or “the Company” means Cell Therapeutics, Inc.

1.4      “Co-Lead Counsel” means the law firms of Federman & Sherwood and Robbins Umeda LLP.

1.5      “Complaint” means any and all shareholder derivative complaints filed in the Action or in any of the actions consolidated into the Action.

1.6      “Court” means the U.S. District Court for the Western District of Washington.

1.7      “Current CTI Shareholder” means any Person who owns CTI common stock as of the date of the execution of this Stipulation and who continue to hold CTI common stock as of the date of the Settlement Hearing, excluding the Individual Defendants, the officers and directors of CTI, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which any of the Individual Defendants has or had a controlling interest.

1.8      “Defendants” means nominal defendant CTI and the Individual Defendants.

1.9      “Effective Date” means the first date by which all of the events and conditions specified in paragraph 6.1 have been met and have occurred.

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 6 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 8 of 63

1.10      “Final” means the time when a judgment or order has not been reversed, vacated, or modified in any way and is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. Specifically, a judgment becomes Final when: (i) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Action; or (ii) an appeal has been filed and any court of appeal has either affirmed the judgment and/or dismissal, or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (iii) if a higher court has granted further appellate review, when that court has either affirmed the underlying judgment and/or dismissal, or affirmed the court of appeals’ decision affirming the judgment and /or dismissal, or dismissed the appeal.

1.11      “Individual Defendants” means John H. Bauer, James A. Bianco, Vartan Gregorian, Richard L. Love, Mary O’Neil Mundinger, Phillip M. Nudelman, Jack W. Singer, and Frederick W. Telling.

1.12      “Judgment” means the judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit E.

1.13      “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

1.14      “Plaintiffs” means Joseph Shackleton, Terry Marbury, Paul Cyrek, Brandon Bohland, and Lawrence J. Alexander, together with any of their respective agents, heirs, assigns, predecessors, and/or successors.

1.15      “Plaintiffs’ Counsel” means the law firms of Federman & Sherwood, Robbins Umeda LLP, Bottini & Bottini, Inc., the Law Offices of Clifford A. Cantor, P.C., the Law Offices of Marc Henzel, and The Kendall Law Group, LLP.

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 7 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 9 of 63

1.16      “Related Persons” means (i) the Individual Defendants’ respective spouses, marital communities, heirs, successors, executors, estates, or administrators; any entity in which an Individual Defendant and/or member(s) of his or her family has or had a controlling interest; any members of an Individual Defendant’s immediate family; or any trust of which any Individual Defendant is or was the settlor or which is or was for the benefit of any Individual Defendant and/or member(s) of his or her family; (ii) each of the Individual Defendant’s present and former attorneys, legal representatives, insurers, and assigns in connection with the Action; and (iii) all of CTI’s past and present directors, officers, partners, controlling shareholders, accountants or auditors, advisors, employees, affiliates, predecessors, successors, parents, subsidiaries, divisions, joint ventures, and related or affiliated entities.

1.17       “Released Claims” shall collectively mean all claims (including “Unknown Claims”) debts, demands, rights, liabilities, and causes of action of every nature and description whatsoever, known or unknown, whether or not concealed or hidden, asserted or that could have been asserted by any derivative plaintiff on behalf of CTI or its predecessors, successors, subsidiaries, affiliates, divisions, and assigns, or by CTI or its predecessors, successors, subsidiaries, affiliates, divisions, and assigns, against each and every Released Person (including, without limitation, claims for damages, interest, attorneys’ fees, expert or consulting fees and any other costs, expenses or liability, negligence, negligent supervision, gross negligence, intentional conduct, indemnification, breach of duty of care and/or breach of duty of loyalty or good faith, fraud, misrepresentation, unjust enrichment, constructive trust, breach of fiduciary duty, negligent misrepresentation, unfair competition, insider trading, professional negligence, mismanagement, corporate waste, breach of contract, or violations of any state or federal statutes, rules, or regulations) that were alleged in the Action, or that arise from or relate to the matters or occurrences that were alleged in the Action, or that could have been asserted with respect to the matters or occurrences that were alleged in the Action, for conduct occurring through, and including the date on which, this Stipulation is fully executed by all signatories.

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 8 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 10 of 63

1.18      “Settlement” means the resolution of the Action as set forth herein.

1.19      “Settlement Hearing” means the hearing at which the Court will review the adequacy, fairness, and reasonableness of the Settlement.

1.20      “Released Persons” means each and all of the Individual Defendants and the Related Persons.

1.21      “Settling Parties” means, collectively, each of the Individual Defendants, Plaintiffs (on behalf of themselves and derivatively on behalf of CTI), and CTI.

1.22      “Unknown Claims” means any of the Released Claims which any of the Plaintiffs, CTI, the Related Persons, or CTI shareholders do not know or suspect to exist in his, her, or its favor at the time of the release of the Released Persons, including claims which, if known by him, her, or it, might have affected his, her, or its settlement with and release of the Released Persons, or might have affected his, her, or its decision not to object to this Settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Plaintiffs, Individual Defendants, CTI, and the Related Persons shall expressly waive, and each of the CTI shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived, the provisions, rights and benefits of section 1542 of the California Civil Code, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Upon the Effective Date, Plaintiffs, Individual Defendants, CTI, and the Related Persons shall expressly waive, and each of the CTI shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights, and benefits conferred by any law of any jurisdiction or any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to section 1542 of the California Civil Code. Plaintiffs, Individual Defendants, CTI, Related Persons, and CTI shareholders may

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 9 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 11 of 63

hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Claims, but, upon the Effective Date, each Plaintiff, Released Person, and CTI shall expressly settle and release, and each CTI shareholder shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released, any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law, or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and the CTI shareholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part.

2.        Corporate Governance Measures

2.1      In connection with the prosecution and settlement of the Action, CTI has agreed to implement the Corporate Governance Measures set forth below. The Corporate Governance Measures shall be adopted by the Board within ninety days after the Effective Date of the Settlement and maintained for a minimum of four years from the Effective Date, subject to revisions that may be required by changes in applicable laws and/or regulations, except that this obligation will terminate if and when there is a change of control of the Company. Defendants acknowledge that the filing, prosecution, and settlement of this Action was a material and substantial contributing factor in bringing about the following changes to the Company’s corporate governance structure that were made after the filing of this Action.

BOARD SEATS

2.2      On September 20, 2011, CTI appointed Dr. Reed V. Tuckson to the Board, increasing the size of the Board to nine directors. Dr. Tuckson is the Executive Vice President

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 10 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 12 of 63

and Chief of Medical Affairs at UnitedHealth Group and oversees the clinically-related programs of that company’s six operating businesses. He has extensive experience and expertise in overseeing clinical programs, as well as in other aspects of the Company’s operations, such as the development and commercialization of drug products.

2.3        The Board has fixed the number of directors at twelve, and the Board’s Nominating and Governance Committee (“Governance Committee”) will continue to evaluate potential candidates to find directors with the necessary experience and expertise to fill remaining vacancies on the Board.

SCIENTIFIC REVIEW AND OVERSIGHT COMMITTEE

2.4        The Board will adopt a resolution stating that if the Company becomes engaged in significant research and development activities related to potential drug products involving more than 35% of the Company’s prior year’s total operating expenses based on audited financial statements, the Board shall consider the formation of a Scientific Review and Oversight Committee to oversee these activities. The Board will form such a committee if, in the Board’s judgment, it would be an efficient, effective, and appropriate addition to the Company’s controls and procedures. If the Board decides to form such a committee, it will have discretion as to the nature of its composition, authority, and responsibilities.

DISCLOSURE COMMITTEE

2.5        As part of this Settlement, the Board will adopt the charter for the Disclosure Committee attached hereto as Exhibit A, and CTI will make changes to the composition, authority, and responsibilities of the Disclosure Committee in accordance with the terms of that charter.

MANAGEMENT ASSESSMENT OF DISCLOSURE CONTROLS

2.6        The Chief Executive Officer (“CEO”), the Chief Financial Officer (“CFO”), and the President (collectively, the “Senior Officers”) will assess the adequacy of the Company’s disclosure controls annually, and at any other such time as the Senior Officers deem appropriate.

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 11 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 13 of 63

Should the Senior Officers identify any material weaknesses with regard to these controls, they shall take corrective action, or as they deem appropriate, recommend that the Board take corrective action. This assessment shall include evaluation of the process of reviewing disclosures and examination of the effectiveness of internal communications regarding the status of the Company’s products and the Company’s interactions with the FDA.

CHIEF COMPLIANCE AND GOVERNANCE OFFICERS

2.7        CTI has a Chief Compliance Officer for the purpose of overseeing its Corporate Integrity Agreement, and will maintain this position. The Board will adopt a resolution stating that the Chief Compliance Officer will monitor the Code of Business Conduct and Ethics, and work with the head of CTI’s regulatory department to maintain compliance with applicable regulations promulgated by the FDA. The Chief Compliance Officer will also work to ensure that all material communications with the FDA regarding compliance are appropriately communicated to senior management, the Disclosure Committee, and the Board. The Chief Compliance Officer will provide written, quarterly reports to the Board that include updates on significant developments related to the Company’s clinical programs.

2.8        In addition, as part of this Settlement, the Board will adopt a resolution establishing the position of Chief Governance Officer, who will be a member of the Disclosure Committee and will report to the Board’s Governance Committee. The Governance Committee will continue to consist of a minimum of three directors of the Board who are “independent” according to the definition in Section 4200(a)(15) of the rules for the NASDAQ stock exchange (and/or any other exchange on which CTI securities is actively traded).

2.9        The Chief Governance Officer will monitor the Corporate Governance Guidelines and the Code of Ethics for Senior Officers. The Chief Governance Officer will maintain and monitor the system for reporting and investigating compliance and ethics concerns and will promote awareness of, and provide for training regarding, issues related to compliance and ethics, as he or she determines is necessary and appropriate.

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 12 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 14 of 63

2.10      The Chief Governance Officer will provide a written report to the Governance Committee at least once a year, and will immediately report in writing to the Governance Committee any allegations of compliance or ethics violations. The Chief Governance Officer will recommend to the Governance Committee any proposed changes to the Company’s system for reporting and investigating compliance and ethics concerns, and the Governance Committee will then consider these recommendations and submit any changes that it recommends to the Board for approval.

CROSS-FUNCTIONAL TRAINING OF THE BOARD

2.11      The Chief Compliance Officer will provide for training to be given to the Board at least once a year that is focused on the Company’s interactions with the FDA, and which may include an update on relevant FDA practices, policies, and regulations; information regarding appropriate interactions with the FDA; and guidance related to the disclosure of communications with the FDA. The Chief Compliance Officer will provide an annual written report to the Board on this training.

INSIDER TRADING POLICY

2.12      The Board has appointed the Company’s CFO to serve as the Company’s Trading Compliance Officer, and a senior CTI officer will continue to serve in this position. The Trading Compliance Officer will evaluate CTI’s current Insider Trading Policy and make any recommendations for improvement to the Board within six months of the Effective Date of the Settlement. As part of this evaluation, the Trading Compliance Officer will develop potential amendments to that policy as appropriate to ensure compliance with insider trading regulations and present any such proposed amendments to the Board for approval. The Trading Compliance Officer will ensure that the Insider Trading Program includes a process to review and approve all stock sales by Section 16 officers and directors before those trades are made, unless the trades are made pursuant to a trading plan established under SEC Rule 10b5-1.

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 13 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 15 of 63

2.13      The Trading Compliance Officer will be responsible for monitoring the Insider Trading Policy in accordance with the terms of the policy, including reviewing the trades and/or potential trades in CTI securities by CTI’s section 16 officers and directors.

2.14      The Trading Compliance Officer will be available to meet directly with the Board’s independent directors upon their request, outside the presence of any other senior executives. The Trading Compliance Officer will make a written report to the Board at least once a year regarding his or her monitoring of the Insider Trading Program, and any violations of the Insider Trading Policy, including appropriate actions taken in response to non-compliance.

DIRECTOR INDEPENDENCE

2.15      The Board currently consists of nine directors, seven of whom are “independent” according to the definition in section 4200(a)(15) of the rules for the NASDAQ stock exchange. CTI will continue to maintain a majority of directors on the Board who are independent according to the NASDAQ definition, as consistent with CTI’s director independence policy.

MEETINGS IN EXECUTIVE SESSION

2.16      The Board will adopt a resolution stating that the independent directors on the Board shall meet in executive session at least four times a year, in person or by teleconference, outside the presence of the officer directors.

CHAIRMAN OF THE BOARD

2.17      The Board will adopt a resolution stating that the positions of CEO and Chairman of the Board shall continue to be separated, and the Chairman shall continue to be an independent director. The Chairman shall continue to be subject to election by the shareholders as a member of the Board every three years.

WHISTLEBLOWER POLICY

2.18      The Company shall continue to engage an independent, third-party supplier to provide and monitor one or more whistleblower hotlines for CTI employees and other stakeholders. The contact information for a whistleblower hotline will be posted by the

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 14 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 16 of 63

Company in a prominent position on its public website, so as to be available not only to employees, but to customers, vendors, and other third parties. The hotline(s) shall provide a communication channel through which employees and other stakeholders may report, anonymously if they choose, concerns regarding the integrity of CTI’s internal financial controls, the accuracy or completeness of CTI’s financial statements and other public disclosures, and other concerns about ethics, compliance, and/or the professional conduct of CTI’s officers. The Corporate Governance Officer shall ensure that any complaints made through the hotline(s) shall be provided to the chair of the Audit Committee within three business days, and the Board shall ensure that all whistleblower complaints are promptly and thoroughly investigated by an appropriate entity, in consultation with the independent members of the Board.

DIRECTOR COMPENSATION

2.19     The Board shall adopt a resolution stating that if the Board renews eligibility for the equity-based incentive awards for Board directors that are triggered by the regulatory approval of pixantrone, it shall not extend the deadline for the achievement of this goal past December 31, 2017.

2.20     The Board shall adopt a resolution stating that a “Say on Pay” shareholder vote, conducted pursuant to section 14A(a)(1) of the Securities and Exchange Act, shall be held annually, rather than every three years, and the Senior Officers shall abstain from such vote.

3.         Procedure for Implementing the Settlement

3.1       Promptly after execution of this Stipulation, Plaintiffs shall submit the Stipulation and its exhibits to the Court and shall apply for an order substantially in the form of Exhibit B hereto, requesting the preliminary approval of the Settlement set forth in this Stipulation (the “Preliminary Approval Order”), and approval for the publication of a notice of settlement (“Notice of Settlement”) substantially in the form of Exhibit C hereto, which shall include the terms of the Settlement set forth in this Stipulation, any fees and expenses requested by Plaintiffs’ Counsel, any incentive fee awards requested by Plaintiffs, and the date of the

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 15 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 17 of 63

Settlement Hearing. Within ten calendar days of the issuance of the Preliminary Approval Order, CTI shall cause the Notice of Settlement and Stipulation to be filed with the SEC via a Form 8-K, publish the short-form Notice of Settlement for one day in Investor’s Business Daily (“Summary Notice”) substantially in the form of Exhibit D hereto, and post the Notice of Settlement and Stipulation on CTI’s website such that visitors to the “Investors” section of the website will find hyperlinks to the Form 8-K. All costs in providing notice will be paid by CTI.

3.2       Plaintiffs will request that after the notice is given, the Court hold a hearing (the “Settlement Hearing”) and approve the Settlement of the Action as set forth herein, consider the Plaintiffs’ request for approval of attorneys’ fees, expenses, and incentive fee awards to Plaintiffs, and enter the Judgment dismissing the Action with prejudice.

4.         Releases

4.1       Upon the Effective Date, Plaintiffs (acting on their own behalf and derivatively on behalf of CTI); CTI, its predecessors, successors, subsidiaries, affiliates, divisions, and assigns; and each of CTI’s shareholders (solely in their capacity as CTI shareholders) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims against the Released Persons and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with the defense, settlement, or resolution of the Action against the Released Persons, provided that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or the Judgment.

4.2       Upon the Effective Date, Plaintiffs (acting on their own behalf and, derivatively on behalf of CTI); CTI, its predecessors, successors, subsidiaries, affiliates, divisions, and assigns; and each of CTI’s shareholders (solely in their capacity as CTI shareholders) will be forever barred and enjoined from commencing, instituting, or prosecuting any of the Released Claims or any action or other proceeding against any of the Released Persons based on the Released Claims or any action or proceeding, arising out of, related to, or in connection with the

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 16 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 18 of 63

Settlement or resolution of the action, provided, that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or Judgment.

4.3       Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged each and all of the Plaintiffs, Plaintiffs’ Counsel, CTI, the Related Persons, and all CTI shareholders (solely in their capacity as CTI shareholders) from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Action or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or Judgment.

5.          Attorneys’ Fees and Expenses

5.1       Plaintiffs and Co-Lead Counsel intend to petition the Court for an award of fees and expenses in connection with the Action (the “Fee and Expense Application”). The Settling Parties agree that Plaintiffs are entitled to an award of reasonable attorneys’ fees reflecting, among other factors, the substantial benefits conferred by the Settlement and the risks undertaken in pursuing the Action, as well as compensation for reasonable expenses incurred in prosecuting the Action. The Settling Parties do not agree on the amount of attorneys’ fees and expenses that should be awarded in the Action, however, and have agreed to present this matter to the Court for resolution.

5.2       The Fee and Expense Application shall be Plaintiffs’ and/or Co-Lead Counsel’s sole application for an award of fees or expenses in connection with this Action. Final resolution by the Court of the Fee and Expense Application shall not be a precondition to the dismissal of the Action in accordance with this Stipulation, and the Settling Parties agree that the Fee and Expense Application may be considered separately from the proposed Settlement.

5.3       Co-Lead Counsel intend to seek Court approval for an award in the amount of $1,500.00 for Plaintiff Shackleton (the “Incentive Award”). The Individual Defendants and CTI

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 17 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 19 of 63

agree not to object to a request for Court approval of the Incentive Award. The Incentive Award will be funded by any fee amount awarded in the Fee and Expense Application.

5.4     Any fee amount shall be allocated among Plaintiffs’ Counsel by Co-Lead Counsel in the manner Co-Lead Counsel believe reflects each of Plaintiffs’ Counsel’s relative contributions to the initiation, prosecution, and successful resolution of the Action. CTI and the Individual Defendants shall have no liability whatsoever with respect to the allocation of the fee amount among Plaintiffs’ Counsel.

5.5     The Settling Parties acknowledge and agree that the Individual Defendants and/or CTI (or its insurer(s)) shall pay, or cause to be paid on behalf of the Individual Defendants and CTI, any fees and expenses awarded by the Court to Federman & Sherwood, as receiving agent for Plaintiffs’ Counsel, within twenty business days of the date on which an order awarding such fees and expenses becomes Final.

6.	Conditions of Settlement, Effect of Disapproval, Cancellation, or Termination

6.1     The Effective Date is conditioned on the occurrence of all of the following events and is the first date by which all of the following events and conditions have been met and have occurred:

(a)      approval of the Settlement by the Board, including the Corporate Governance Measures;

(b)      entry by the Court of the Judgment dismissing the Action with prejudice, and an order approving the Settlement; and

(c)      the Judgment has become Final.

6.2     If the Effective Date does not occur because any of the conditions specified in paragraph 6.1 have not been met, and it appears that they will not be met, then the Stipulation shall be canceled and terminated subject to paragraph 6.3, unless the Settling Parties agree in writing to proceed with the Stipulation.

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 18 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 20 of 63

6.3       If for any reason the Effective Date of the Stipulation does not occur, then any payment that has been made to Co-Lead Counsel of attorneys’ fees and expenses, and any and all interest accrued thereon since payment, shall be returned to CTI within twenty (20) business days of said event. The return obligation set forth in this paragraph is the several obligation of all Plaintiffs’ Counsel who have received a payment in the Action. Co-Lead Counsel shall have the right to seek contribution from any Plaintiffs’ Counsel that receives any part of the fee amount for the purposes of satisfying its repayment obligation.

7.         Miscellaneous Provisions

7.1       The Settling Parties: (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.

7.2       The Settling Parties agree that in the event of a planned, proposed, or actual change-in-control of CTI they will continue to seek final approval of this Stipulation expeditiously, including, but not limited to, adhering to the schedule set forth in the Preliminary Approval Order if it has been entered, subject to paragraph 6.1.

7.3       Pending the Effective Date of this Stipulation, or the termination of the Stipulation according to its terms, Plaintiffs are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any Released Person.

7.4       The Settling Parties intend this Stipulation to be a final and complete resolution of all disputes between the Settling Parties with respect to the Action. The Stipulation compromises claims that are contested and shall not be deemed an admission by any Settling Party as to the merits of any claim, allegation, or defense. The Settling Parties agree that the claims are being settled voluntarily after consultation with competent legal counsel. The Settling Parties will jointly request that the Judgment contain a finding that during the course of the

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 19 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 21 of 63

litigation, the Settling Parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all other similar laws.

7.5        Neither the Stipulation (including any exhibits attached hereto) nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be, or may be offered, attempted to be offered, or used in any way by the Settling Parties as a presumption, a concession, or an admission of, or evidence of, any fault, wrongdoing, or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal, or administrative. The Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

7.6        The exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

7.7        The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.

7.8        This Stipulation and the exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties, or inducements have been made to any Settling Party concerning the Stipulation or any of its exhibits other than the representations, warranties, and covenants contained and memorialized in such documents. Except as otherwise provided herein, each Settling Party shall bear its own costs.

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 20 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 22 of 63

7.9      Counsel for the Settling Parties are expressly authorized by their respective clients to take all appropriate action required or permitted to be taken pursuant to the Stipulation to effectuate its terms and also are expressly authorized by their respective clients to enter into any modifications or amendments to the Stipulation which they deem appropriate on behalf of their respective clients.

7.10    The Stipulation may be executed in one or more counterparts. A faxed signature or electronically scanned signature shall be deemed an original signature for the purposes of this Stipulation. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court.

7.11    The Stipulation and the Settlement shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties and the Released Persons.

7.12    The Settling Parties agree that if any disputes arise related to the implementation and enforcement of the terms of the Stipulation, said disputes are to be resolved by Judge Wiener first by way of mediation, and, if mediation is unsuccessful, then by way of binding non-appealable arbitration. If for any reason Judge Wiener is unavailable or has a conflict, the Settling Parties will agree on a substitute neutral so that this clause may be enforced without returning to court. If the Settling Parties cannot agree upon a substitute neutral, they will jointly petition Judge Wiener to select a neutral for them to enforce this clause.

7.13    This Stipulation and the exhibits attached hereto shall be considered to have been negotiated, executed, and delivered, and to be wholly performed, in the State of Washington, and the rights and obligations of the parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of Washington without giving effect to that State’s choice of law principles.

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 21 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 23 of 63

7.14    The Settling Parties hereby represent and warrant that they have not assigned any rights, claims, or causes of action that were asserted or could have been asserted in connection with, under, or arising out of the Released Claims.

7.15    Without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation.

IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed by their duly authorized attorneys and dated November 6, 2012.

DATED: November 6, 2012

/s/ Barry M. Kaplan
Barry M. Kaplan, WSBA #8661
Claire Loebs Davis, WSBA #39812
WILSON SONSINI GOODRICH & ROSATI
Professional Corporation
701 Fifth Avenue, Suite 5100
Seattle, WA 98104-7036
Telephone: (206) 883-2500
Facsimile: (206) 883-2699
Email: bkaplan@wsgr.com
Email: cldavis@wsgr.com
Douglas J. Clark, admitted pro hac vice
WILSON SONSINI GOODRICH & ROSATI
Professional Corporation
650 Page Mill Road
Palo Alto, CA 94304
Telephone: (650) 493-9300
Facsimile: (650) 493-6811
Email: dclark@wsgr.com
Attorneys for Individual Defendants and
Nominal Defendant Cell Therapeutics, Inc.
DATED: November 6, 2012

Brian J. Robbins
Craig W. Smith (pro hac vice)
Shane P. Sanders (pro hac vice)
ROBBINS UMEDA LLP
600 B Street, Suite 1900

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 22 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 24 of 63

7.14    The Settling Parties hereby represent and warrant that they have not assigned any rights, claims, or causes of action that were asserted or could have been asserted in connection with, under, or arising out of the Released Claims.

7.15    Without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation.

IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed by their duly authorized attorneys and dated November 6, 2012.

DATED: November 6, 2012

Barry M. Kaplan, WSBA #8661
Claire Loebs Davis, WSBA #39812
WILSON SONSINI GOODRICH & ROSATI
Professional Corporation
701 Fifth Avenue, Suite 5100
Seattle, WA 98104-7036
Telephone: (206) 883-2500
Facsimile: (206) 883-2699
Email: bkaplan@wsgr.com
Email: cldavis@wsgr.com
Douglas J. Clark, admitted pro hac vice
WILSON SONSINI GOODRICH & ROSATI
Professional Corporation
650 Page Mill Road
Palo Alto, CA 94304
Telephone: (650) 493-9300
Facsimile: (650) 493-6811
Email: dclark@wsgr.com
Attorneys for Individual Defendants and
Nominal Defendant Cell Therapeutics, Inc.
DATED: November 6, 2012
/s/ Brian J. Robbins
Brian J. Robbins
Craig W. Smith (pro hac vice)
Shane P. Sanders (pro hac vice)
ROBBINS UMEDA LLP
600 B Street, Suite 1900

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 22 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 25 of 63

San Diego, CA 92101
Telephone: (619) 525-3990
Facsimile: (619) 525-3991
Co-Lead Counsel for Plaintiffs
DATED: November 6, 2012
/s/ William B. Federman
William B. Federman
FEDERMAN & SHERWOOD
10205 N. Pennsylvania Ave.
Oklahoma City, OK 73120
Telephone: (405) 235-1560
Facsimile: (405) 239-2112
Co-Lead Counsel for Plaintiffs
Clifford Cantor, WSBA #17893
LAW OFFICES OF CLIFFORD A. CANTOR, P.C.
627 208th Ave. SE
Sammanish, WA 98074
Telephone: (425) 868-7813
Facsimile: (425) 868-7870
Additional Counsel for Plaintiffs Joseph
Shackleton, Terry Marbury, Paul Cyrek,
Brandon Bohland, and Lawrence J. Alexander
Mark S. Henzel
LAW OFFICES OF MARC HENZEL
273 Montogmery Ave., Suite 202
Bala Cynwyd, PA 19004
Telephone: (610) 660-8000
Facsimile: (610) 660-8080

Additional Counsel for Plaintiff Paul Cyrek
Joe Kendall
Jamie J. McKey
THE KENDALL LAW GROUP, LLP
3232 McKinney, Suite 700
Dallas, TX 75204
Telephone: (214) 744-3000
Facsimile: (214) 744-3015

Additional Counsel for Plaintiff Brandon
Bohland

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 23 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 26 of 63

Frank Bottini
BOTTINI & BOTTINI INC.
7817 Ivanhoe Avenue, Suite 102
La Jolla, CA 92037
Telephone: (858) 914-2001
Facsimile: (858) 914-2002
Additional Counsel for Plaintiff Lawrence J.
Alexander

748239

ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101 Tel: (619) 525-3990 — Fax: (619) 525-3991
STIPULATION OF SETTLEMENT
Master Docket No. C 10-564 MJP	- 24 -

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 27 of 63

Exhibit A

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 28 of 63

Exhibit A

CHARTER OF THE DISCLOSURE COMMITTEE

of Cell Therapeutics, Inc.

This Disclosure Committee Charter (“Charter”) has been adopted by the Disclosure Committee (“Committee”) of Cell Therapeutics, Inc. (“Company”) and approved by the Company’s Board of Directors (“Board”). The Committee shall review and reassess this Charter periodically and recommend any proposed changes for approval by the Board.

I.	PURPOSE

It is the Company’s policy that all disclosures made by the Company to its shareholders or the investment community should be accurate and complete, and fairly present the Company’s financial condition and results of operations in all material respects, and should be made on a timely basis as required by applicable laws and stock exchange requirements. The Committee has been established pursuant to the authority of the Chief Executive Officer and Chief Financial Officer and is intended to follow the suggestion of the Securities and Exchange Commission (“SEC”) that is contained in SEC Release No. 33-8124, 34-46427 “Certification of Disclosure in Companies’ Quarterly and Annual Reports” to establish a disclosure committee.

II.	RESPONSIBILITIES

The Committee shall assist the Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), and President (collectively, “Senior Officers”) in fulfilling their responsibility for oversight of the accuracy and timeliness of the disclosures made by the Company, by being responsible for the following tasks, subject to the supervision and oversight of the Senior Officers:

—

Evaluate and monitor the integrity and effectiveness of controls and procedures (“Disclosure Controls”) that are designed to ensure: (1) the accurate and timely disclosure of information required to be disclosed by the SEC; (2) the accuracy of other written disclosures that the Company issues to the investment community, including, without limitation, disclosures related to the Company’s financial condition, products, product approval efforts, and interactions with federal agencies, including the Food and Drug Administration (“FDA”); and (3) the accurate communication of information to management, including the Senior Officers, as appropriate to allow timely decisions regarding disclosures.

—

Through the chair of the Committee, provide an annual written report to the Audit Committee of the Board regarding the integrity and effectiveness of the Disclosure Controls. The Committee shall provide additional information regarding the Disclosure Controls, and the meetings and other activities of the Committee, at the request of the Audit Committee.

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 29 of 63

—

Evaluate and monitor the existing lines of communication across the Company’s operations and business units, for their effectiveness in collecting relevant information on a timely basis for use by the Committee and Senior Officers in making disclosure decisions.

—

As a member of the Committee, the Chief Medical Officer will ensure that the members of the Committee are kept apprised of potentially material oral and/or written communications to or from the FDA. The Chief Medical Officer will also ensure that the Board is kept regularly apprised of all potentially material oral and/or written communications to or from the FDA.

—

Report problems with the Disclosure Controls to the Senior Officers, and propose any necessary and appropriate changes to such controls, and to the lines of communication within the Company. When the majority of the Committee deems it to be appropriate, problems and proposed changes may be reported directly to the Board.

—

Review the Company’s Forms 10-Q, Forms 10-K, proxy statements, and annual reports prior to issuance, to ensure the adequacy and accuracy of the disclosures included therein. The Committee will then pass such disclosures on for review by the Audit Committee of the Board, accompanied by a letter describing the activities of the Committee in regard to such disclosures and including its recommendation regarding those disclosures.

—	By a majority vote, advise the CEO and the CFO of the Company with respect to the certifications they provide in connection with the Company’s quarterly and annual reports.

—	Review the Company’s quarterly earnings press releases and related materials, prior to submission to the Audit Committee, to ensure the adequacy and accuracy of the disclosures included therein.

—

Hold ad hoc meetings upon the occurrence of events that may require the filing of a Form 8-K, to discuss whether such disclosure should be made, and the form and content of any such disclosure. Such meetings may be called by one of the Senior Officers, if, in his or her judgment, there has been a potentially material development that requires review by the Committee.

—	Review in advance the Company’s press releases, scripts developed for analyst conference calls, and related documents, such as Forms 8-K.

—

Consult as appropriate with other Company personnel in connection with the review of disclosures or potentially material information, and request input from advisors including outside counsel and outside auditors.

2

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 30 of 63

—	Undertake any other duties or responsibilities that the Company’s Chief Financial Officer, President, General Counsel and Audit Committee together determine are necessary or desirable.

III.	MEMBERSHIP

The membership of the Committee shall consist of the following:

—	President

—	Chief Financial Officer

—	Chief Medical Officer or the head(s) of the clinical and regulatory departments

—	General Counsel or the head of the legal department

—	Chief Compliance Officer

—	Chief Governance Officer

—	Head of the corporate communications department

Such members may be replaced, or new members added, at any time by the Board. The Chief Financial Officer shall serve as the head of the Committee, unless another member is selected by the Board.

The Committee may invite other Company personnel, outside auditors, outside counsel, or other outside advisors to attend its meetings, as it deems necessary and appropriate to perform its duties and responsibilities. A representative of each major department in the Company, including clinical, regulatory, quality, legal, finance, manufacturing, human resources, corporate communications, and marketing, shall be invited to participate in the meetings held to review the Forms 10-Q and 10-K.

IV.	OPERATIONS

The Committee shall meet at least quarterly, but may meet more frequently as circumstances dictate, or at the request of the Senior Officers. Meetings may occur in person or via conference call. When meetings are not practicable or appropriate, the Committee may be consulted via electronic mail, copied to all members of the Committee, in lieu of a meeting.

The occurrence of each meeting of the Committee shall be recorded, and minutes shall be kept of each meeting that is held to review Forms 10-Q, Forms 10-K, proxy statements, and annual reports.

The Committee shall solicit the input of department representatives as necessary to review the accuracy of disclosures related to issues within their expertise, including, but not limited to: (1) financial reporting; (2) the Company’s ongoing relationships and communications

3

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 31 of 63

with regulators, including, but not limited to, the FDA, SEC, NASDAQ, and foreign equivalents; (3) the status of the Company’s clinical trials; and (4) the status of the Company’s manufacturing activities.

In helping the Committee to discharge its duties, the Senior Officers shall have full access to all Company books, records, facilities, and personnel.

The Committee shall solicit advice and counsel on the accuracy and materiality of disclosures, whenever it deems it to be necessary and appropriate, from the Company’s outside auditors, outside counsel, regulatory advisors, and other independent advisors. The Committee may ask independent advisors to assist it in evaluating the adequacy of the Disclosure Controls, if it deems it necessary and appropriate to do so.

The head of the Committee shall have the authority to retain separate and independent advisors at the Company’s expense, to provide advice and counsel on material risk issues and the appropriate disclosure of such issues, including, but not limited to, the Company’s clinical trials and its communications with regulators.

4

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 32 of 63

Exhibit B

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 33 of 63

The Honorable Marsha J. Pechman

UNITED STATES DISTRICT COURT

WESTERN DISTRICT OF WASHINGTON

AT SEATTLE

)
In re CELL THERAPEUTICS, INC.,	)	Master Docket No. C 10-564 MJP
DERIVATIVE LITIGATION	)
	)	[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE
)
This Document Relates To:	)
)
ALL ACTIONS	)
)

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT Master Docket No. C 10-564 MJP	ROBBINS UMEDA LLP
600 B Street, Suite 1900
San Diego, CA 92101
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 34 of 63

Plaintiffs, the Individual Defendants and nominal party Cell Therapeutics, Inc. (“CTI”) have made application, pursuant to Federal Rule of Civil Procedure 23.1 (“Rule 23.1”), for an order: (i) preliminarily approving the Settlement of the above-captioned Action, in accordance with the Stipulation of Settlement dated November 6, 2012 (the “Stipulation”), which, together with the exhibits annexed thereto, sets forth the terms and conditions for the proposed settlement of the Action and dismissal of the Action with prejudice; and (ii) approving the form and content of the Summary Notice of Pendency and Proposed Settlement of Action (“Summary Notice”) for publication and the Notice of Pendency and Proposed Settlement of Action (“Notice”) for filing by CTI with the U.S. Securities and Exchange Commission (“SEC”) and posting, along with the Stipulation, on CTI’s website.

After review and consideration of the Stipulation filed with the Court and the exhibits annexed thereto, and after due deliberation,

IT IS HEREBY ORDERED that:

1.          The Court, for purposes of this order, adopts all defined terms as set forth in the Stipulation.

2.          The Court hereby preliminarily approves, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for settlement and dismissal with prejudice of the Action.

3.          A hearing (the “Settlement Hearing”) shall be held before this Court on                     , 2012, at                          .m. to determine: (i) whether the Settlement of the Action on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to CTI and Current CTI Shareholders, and should be finally approved by the Court; (ii) whether the Notice fully satisfied the requirements of Rule 23.1 and the requirements of due process; (iii) whether a Judgment as provided in, and attached as Exhibit E to the Stipulation should be entered, dismissing the Action with prejudice; (iv) whether all Released Claims against the Released Persons should be fully and finally released; (v) the amount of attorneys’ fees and

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 1 -	San Diego, CA 92101
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 35 of 63

expenses to be paid to Plaintiffs’ Counsel for their efforts in connection with the litigation; (vi) whether, and in what amount, the Plaintiffs are entitled to incentive awards for their efforts in connection with the litigation; and (vii) to rule upon such other matters as the Court may deem appropriate.

4.          The Court approves, as to form and content, the Summary Notice and the Notice attached as exhibits to the Stipulation and finds that the publication of the Summary Notice and the filing and posting of the Notice, substantially in the manner and form set forth in this order, constitutes adequate and reasonable notice to Current CTI Shareholders pursuant to Rule 23.1 and the requirements of due process. Non-material changes to the form of Notice and Summary Notice may be made without further approval of the Court.

5.          If for any reason the Effective Date of the Settlement, as defined in paragraph 6.1 of the Stipulation, does not occur, the Stipulation, including any amendment(s) thereof, shall, without the need for further action by the Court or any of the Settling Parties, be null and void, of no further force or effect, and without prejudice to any party, and may not be introduced as evidence or referred to in any actions or proceedings by any person or entity. Each party shall be restored to his, her, or its respective position as it existed as of November 6, 2012.

6.          No later than ten calendar days following entry of this order, CTI shall cause the Summary Notice, substantially in the form annexed as Exhibit D to the Stipulation, to be published once in Investor’s Business Daily, and shall cause a copy of the Notice, substantially in the form annexed as Exhibit C to the Stipulation, to be filed with the SEC via Form 8-K.

7.          No later than ten calendar days following entry of this order, CTI shall cause the Notice and the Stipulation to be posted on the “Investors” section of CTI’s website.

8.          No later than fourteen calendar days before the Objection Deadline described in ¶11 below, Plaintiffs and Plaintiffs’ Counsel shall file and serve (1) their motion in support of final approval of the Settlement, and (2) their application for an award of fees and reimbursement of expenses in connection with the Action (the “Fee and Expense Application”).

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 2 -	San Diego, CA 92101
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 36 of 63

9.          No later than the Objection Deadline, Defendants shall file and serve their opposition papers, if any, to the Fee and Expense Application.

10.        Any Current CTI Shareholder may object and/or appear and show cause, if he, she or it has any concern as to why the Settlement of the Action should not be approved as fair, reasonable, and adequate, why the Judgment should not be entered thereon, or as to the amount of compensation and reimbursement to Plaintiffs’ Counsel.

11.        Unless otherwise ordered by the Court, no Current CTI Shareholder shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, or Plaintiffs’ Fee and Expense Application, unless that shareholder has, at least twenty-one calendar days prior to the Settlement Hearing (the “Objection Deadline”): (i) filed with the Clerk of the Court for the U.S. District Court for the Western District of Washington, 700 Stewart Street, Seattle, Washington 98101, a written objection to the Settlement or any of its terms, including the Fee and Expense Application, setting forth: (a) the nature of the objection; (b) proof of current ownership of CTI common stock, including the number of shares of CTI common stock and the date of purchase; and (c) any documentation in support of such objection; and (ii) if a Current CTI Shareholder intends to appear and requests to be heard at the Settlement Hearing, such shareholder must have, in addition to the requirements of (i) above, filed with the Clerk of the Court: (a) written notice of such shareholder’s intention to appear; (b) a statement that indicates the basis for such appearance; and (c) the identities of any witnesses the shareholder intends to call or evidence the shareholder intends to present at the Settlement Hearing and the subjects of their testimony. If a Current CTI Shareholder files a written objection and/or written notice of intent to appear, such shareholder must also simultaneously serve copies of such notice, proof, statement, and documentation, together with copies of any other papers or briefs such shareholder files with the Court (either by hand delivery or by first class mail) upon each of the following thereof:

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 3 -	San Diego, CA 92101
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 37 of 63

ROBBINS UMEDA LLP	WILSON SONSINI
Attn: Craig W. Smith	GOODRICH & ROSATI
600 B Street, Suite 1900	Attn: Barry M. Kaplan
San Diego, CA 92101	701 Fifth Avenue, Suite 5100
Seattle, WA 98104
FEDERMAN & SHERWOOD
Attn: Sara E. Collier	Counsel for CTI and the Individual
10205 North Pennsylvania Avenue	Defendants
Oklahoma City, OK 73120

Co-Lead Counsel for Plaintiffs

Any Current CTI Shareholder who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement and/or the Fee and Expense Application, unless otherwise ordered by the Court, and shall otherwise be bound by the Judgment to be entered and the releases to be given.

12.        No later than seven calendar days prior to the Settlement Hearing, CTI shall serve on all counsel and file with the Court proof, by affidavit or declaration, of the publication of the Summary Notice in Investor’s Business Daily, the filing of the Notice on Form 8-K with the SEC, and the posting of the Notice and Stipulation on its website.

13.        No later than seven calendar days prior to the Settlement Hearing, the Settling Parties shall file and serve their responses to objections, if any, from Current CTI Shareholders, and Plaintiffs shall file and serve their reply, if any, in further support of their Fee and Expense Application and motion in support of final approval of the Settlement.

14.        Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (i) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any Released Claim, or of any wrongdoing or liability of the Individual Defendants and/or the Related Persons; or (ii) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any of the Individual Defendants and/or the Related Persons in any civil, criminal, or administrative proceeding in any court, administrative agency, or other tribunal.

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 4 -	San Diego, CA 92101
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 38 of 63

CTI, the Individual Defendants, and/or the Related Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

15.        This order, the Settlement, and any of their terms, and all negotiations, discussions and proceedings in connection with this order and the Settlement, shall not be offered or received in evidence or used for any other purpose in this or any other proceeding in any court, administrative agency, arbitration tribunal, or other forum of any kind or character in the United States or any other country except as necessary to enforce the terms of this order and/or the Settlement.

16.        The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to the Current CTI Shareholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement.

IT IS SO ORDERED.

DATED:
HONORABLE MARSHA J. PECHMAN
UNITED STATES DISTRICT JUDGE

781429

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 5 -	San Diego, CA 92101
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 39 of 63

Exhibit C

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 40 of 63

The Honorable Marsha J. Pechman

UNITED STATES DISTRICT COURT

WESTERN DISTRICT OF WASHINGTON

AT SEATTLE

)
In re CELL THERAPEUTICS, INC.,	)	Master Docket No. C 10-564 MJP
DERIVATIVE LITIGATION	)
)
	)	NOTICE OF PENDENCY AND
This Document Relates To:	)	PROPOSED SETTLEMENT OF ACTION
)
ALL ACTIONS	)
)

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF ACTION Master Docket No. C 10-564 MJP	ROBBINS UMEDA LLP
600 B Street, Suite 1900
San Diego, CA 92111
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 41 of 63

TO:	ALL OWNERS OF CELL THERAPEUTICS, INC. (“CTI” OR THE “COMPANY”) COMMON STOCK AS OF NOVEMBER 6, 2012 WHO CONTINUE TO HOLD SUCH SHARES (“CURRENT CTI SHAREHOLDERS”)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. . THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED SHAREHOLDERS’ DERIVATIVE ACTION. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE ACTIONS. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.

YOU ARE HEREBY NOTIFIED of the proposed settlement (the “Settlement”) of the above-captioned shareholder derivative action. This notice (the “Notice”) is being provided pursuant to an order of the U.S. District Court in the Western District of Washington (the “Court”). This Notice is not intended to be and should not be construed as an expression of any opinion by the Court with respect to the merits of the claims made in the Action, but is merely to advise you of the pendency of Settlement of the Action and your rights as a CTI shareholder. This notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation of Settlement dated November 6, 2012 (the “Stipulation”), which is available on CTI’s website at http://investors.celltherapeutics.com.1

1 The Stipulation may also be inspected at the Office of the Clerk of the U.S. District Court in the Western District of Washington located at 700 Stewart Street, Seattle, Washington 98101, during regular business hours of each business day. The capitalized terms used in this Notice, and not otherwise defined, are defined in the Stipulation.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF ACTION Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 1 -	San Diego, CA 92111
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 42 of 63

Please be advised that pursuant to an order of the Court, a hearing (the “Settlement Hearing”) will be held on                     , 2012 at   :       .m., before the Honorable Marsha J. Pechman for the purpose of determining: (a) whether the Settlement of the Action on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to CTI and Current CTI Shareholders, and should be finally approved by the Court; (b) whether this Notice fully satisfied the requirements of Rule 23.1 and the requirements of due process; (c) whether a Judgment as provided in, and attached as Exhibit E to the Stipulation should be entered, dismissing the Action with prejudice; (d) whether all Released Claims against the Released Persons should be fully and finally released; (e) the amount of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel for their efforts in connection with the litigation; (f) whether, and in what amount, Plaintiffs are entitled to incentive awards for their efforts in connection with the litigation; and (g) to rule upon such other matters as the Court may deem appropriate.

The Settling Parties do not agree on the amount of attorneys’ fees and expenses that should be awarded in the Action, and have agreed to present this matter to the Court for resolution. Plaintiffs and Plaintiffs’ Counsel intend to petition the Court for no more than $1.3 million in attorneys’ fees and $75,000 in reimbursement of expenses (the “Fee and Expense Application”), as well as for an incentive award in the amount of $1,500 for plaintiff Joseph Shackleton (the “Incentive Award”).

The Settlement will fully resolve the Action on the terms set forth in the Stipulation and summarized in this Notice, including the dismissal of the Action with prejudice. As detailed below, the Settling Parties believe that the proposed Settlement provides substantial benefits to the Company, and is in the best interests of the Company and its shareholders. The Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge and settle the Released Claims (as defined in ¶1.17 of the Stipulation and set forth herein), upon and subject to the terms and conditions hereof.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF ACTION Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 2 -	San Diego, CA 92111
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 43 of 63

You may have the right to object to the Settlement, including to the amount of attorneys’ fees and unreimbursed expenses that should be awarded to Plaintiffs’ Counsel and the Incentive Award, in the manner provided herein. If you fail to object in the manner provided herein at least twenty-one calendar days prior to the Settlement Hearing, you will be deemed to have waived your objections and will be bound by the Judgment to be entered and the release of claims to be given, unless otherwise ordered by the Court.

There Is No Claims Procedure. This Action was brought as a derivative action on behalf of and to protect the interests of CTI and its shareholders. This Action is not a class action and, as such, there is no claims procedure. The Settlement of this Action will result in certain commitments and changes regarding the Company’s corporate governance, not in payments to CTI shareholders. In a factually related securities class action captioned In re Cell Therapeutics, Inc. Class Action Litigation, Master Docket No. C10-414MJP (the “Securities Class Action”), the parties reached a settlement that created a fund in the amount of $19 million that will provide payments, consistent with the court-approved claims administration procedure, to Persons (as that term is defined in the Securities Class Action settlement) who purchased or otherwise acquired CTI common stock between March 25, 2008 and March 22, 2010, inclusive.

I.	THE ACTION

On April 1, 2010, plaintiff Joseph Shackleton filed a complaint against the Individual Defendants and nominal defendant CTI in the U.S. District Court for the Western District of Washington, captioned Shackleton v. Bauer, Case No. C 2:10-cv-00564-MJP (the “Shackleton Complaint”). The Shackleton Complaint asserted claims on behalf of CTI, alleging that the CTI Board of Directors (“Board”), among other things, failed to adequately supervise or exercise oversight as to the Company’s disclosures related to pixantrone, a treatment for non-Hodgkin’s lymphoma, and the Company’s disclosures related to communications with the U.S. Food and Drug Administration (“FDA”) about the FDA approval process for pixantrone. Specifically, the Shackleton Complaint alleged that the Company failed to disclose that: (i) a Special Protocol

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF ACTION Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 3 -	San Diego, CA 92111
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 44 of 63

Assessment with the FDA for a pixantrone clinical trial, PIX301, was allegedly invalidated in March 2008; (ii) PIX301 allegedly enrolled a large number of patients who did not suffer from aggressive non-Hodgkin’s lymphoma; and (iii) the results from PIX301 allegedly demonstrated that pixantrone was cardiotoxic. The Shackleton Complaint also alleged that, as a result of the foregoing, the Company lacked a reasonable basis for positive statements about pixantrone and its prospects. Defendants deny all of the allegations made in the Complaint.

Plaintiffs Terry Marbury and Paul Cyrek thereafter filed substantially similar complaints: Marbury v. Bianco, No. 2:10-cv-00578-MJP was filed with the Court on April 5, 2010, and Cyrek v. Bauer, No. 2:10-cv-00625-TSZ was filed with the Court on April 13, 2010. By order dated May 10, 2010, the Court consolidated these three derivative complaints as In re Cell Therapeutics, Inc. Derivative Litigation, Master Docket No. C 10-564 MJP (the “Action” or “Derivative Action”), and appointed Robbins Umeda LLP and Federman & Sherwood as Co-Lead Counsel for plaintiffs. The May 10, 2010 order also provided that Defendants did not need to respond to the complaints filed in the Action, and that the parties would confer upon a proposed schedule for the filing of an amended complaint and briefing on any motion to dismiss the amended complaint.

Three additional complaints were thereafter filed and consolidated into the Action. On June 1, 2010, plaintiff Carey Souda filed a complaint in this Court captioned Souda v. Bauer, Case No. 2:10-cv-00905-MJP, which was consolidated with the Action in an order dated July 19, 2010; and on July 27, 2010, plaintiff Brandon Bohland filed a complaint in this Court captioned Bohland v. Bauer et al., Case No. 2:10-cv-00564-JCC, which was consolidated into the Action in an order dated November 16, 2010. On October 4, 2010, plaintiff Lawrence J. Alexander filed a substantially similar derivative complaint captioned Alexander v. Bianco, No. 10-2-34849-2 SEA, in the Superior Court of Washington, King County, which was removed to this Court on October 5, 2010, and assigned as Case No. 2:10-cv-01597-MJP, and thereafter consolidated into the Action in an order dated March 1, 2011.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF ACTION Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 4 -	San Diego, CA 92111
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 45 of 63

On November 23, 2010, the parties in the Derivative Action filed a stipulation asking the Court to postpone all deadlines in the Action pending the Court’s ruling on defendants’ motion to dismiss the Securities Class Action. This stipulation also provided that in the event that the motion to dismiss the Securities Class Action was denied, the derivative Plaintiffs would receive copies of all discovery produced in the Securities Class Action, and would file and serve a consolidated complaint within forty-five days of the close of discovery in the Securities Class Action. On November 30, 2010, the Court approved this stipulation. On February 4, 2011, following the denial in large part of defendants’ motion to dismiss the Securities Class Action, this Court lifted the stay in the Derivative Action.

After the stay of the Derivative Action was lifted, Plaintiffs received the discovery produced in the Securities Class Action contemporaneously as it was produced in that action. To date, Plaintiffs have reviewed and analyzed approximately 231,000 pages of documents produced by Defendants and third parties.

The parties to the Derivative Action and Securities Class Action participated in a day-long mediation with the late Honorable Nicholas H. Politan (Ret.) on October 26, 2011. In preparation for the mediation, the Plaintiffs in the Derivative Action prepared a damages analysis and report, and made a settlement demand proposing, among other things, corporate governance reforms intended to address the alleged wrongdoing.

The Securities Class Action ultimately settled for $19 million to the class, the proceeds of which were funded entirely by the Company’s insurers.

Following the October 26, 2011 mediation, the parties to the Derivative Action continued to engage in arm’s-length settlement negotiations. Plaintiffs in the Derivative Action prepared and delivered a second, supplemental settlement demand letter to the Company on January 18, 2012, proposing additional corporate governance measures.

On April 17, 2012, the parties to the Derivative Action participated in a second day-long mediation session with the Honorable Howard B. Wiener (Ret.) (“Judge Wiener”). With

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF ACTION Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 5 -	San Diego, CA 92111
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 46 of 63

assistance from Judge Wiener, the Settling Parties were able to reach agreement on the majority of the material settlement terms herein.

II.	TERMS OF THE SETTLEMENT

The terms and conditions of the proposed Settlement are set forth in the Stipulation. The Stipulation has been filed with the Court and is also available for viewing on the website of CTI at http://investors.celltherapeutics.com. The following is only a summary of its terms.

In connection with the prosecution and settlement of the Action, CTI has agreed to implement the corporate governance measures (“Corporate Governance Measures”) set forth in the Stipulation within ninety days after the Effective Date of the Settlement. The Corporate Governance Measures include procedures for enhanced Board oversight of disclosures, including the Board’s adoption of a charter for the Disclosure Committee. The Corporate Governance Measures also include provisions regarding the composition of the Board, procedures to be utilized by the Board, and the compensation paid to the Board, as well as measures relating to the Company’s oversight of its Code of Business Conduct and Ethics, Corporate Governance Guidelines, Code of Ethics for Senior Officers, Insider Trading Policy and whistleblower hotline.

The Board will keep such measures in force and effect for a period of no less than four years, subject to revisions that may be required by changes in applicable laws and/or regulations, except that this obligation will terminate if and when there is a change of control of the Company.

Defendants acknowledge that the filing, prosecution, and settlement of this Action was a material and substantial contributing factor in bringing about the foregoing changes to the Company’s corporate governance structure that were made after the filing of this Action. CTI acknowledges that the Settlement is fair, reasonable, adequate, and in the best interests of CTI and its shareholders.

III.	DISMISSAL AND RELEASES

The Settlement is conditioned, among other things, upon entry of an order by the Court approving the Settlement and dismissing the Action with prejudice. The Settlement will not

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF ACTION Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 6 -	San Diego, CA 92111
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 47 of 63

become effective until such dismissal has been entered and has become Final and non-appealable (the “Effective Date”).

Upon the Effective Date, Plaintiffs (acting on their own behalf and derivatively on behalf of CTI); CTI, its predecessors, successors, subsidiaries, affiliates, divisions, and assigns; and each of CTI’s shareholders (solely in their capacity as CTI shareholders) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims against the Released Persons and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with the defense, settlement, or resolution of the Action against the Released Persons, provided that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or the Judgment.

Upon the Effective Date, Plaintiffs (acting on their own behalf and, derivatively on behalf of CTI); CTI, its predecessors, successors, subsidiaries, affiliates, divisions, and assigns; and each of CTI’s shareholders (solely in their capacity as CTI shareholders) will be forever barred and enjoined from commencing, instituting, or prosecuting any of the Released Claims or any action or other proceeding against any of the Released Persons based on the Released Claims or any action or proceeding, arising out of, related to, or in connection with the Settlement or resolution of the action, provided, that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or Judgment.

Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged each and all of the Plaintiffs, Plaintiffs’ Counsel, CTI, the Related Persons, and all CTI shareholders (solely in their capacity as CTI shareholders) from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Action or the Released Claims. Nothing herein shall in any way

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF ACTION Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 7 -	San Diego, CA 92111
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 48 of 63

impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or Judgment.

IV.	PLAINTIFFS’ CLAIMS AND THE BENEFITS OF SETTLEMENT

Plaintiffs believe that the claims asserted in this Action have merit and that their investigation supports the claims asserted. Without conceding the merit of any of the Individual Defendants’ defenses or lack of merit of any of their allegations, however, Plaintiffs recognize the expense and length of continued proceedings necessary to prosecute the Action against the Individual Defendants through trial and through appeals. Plaintiffs have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Action, as well as the difficulties and delays inherent in such litigation. Plaintiffs are also mindful of the inherent problems of proof and possible defenses to the claims asserted in the Action. Plaintiffs believe that the settlement set forth in the Stipulation confers substantial benefits upon CTI and its shareholders. Based on their evaluation, Plaintiffs believe that the settlement set forth in this Stipulation is in the best interests of CTI and its shareholders.

V.	THE INDIVIDUAL DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

The Individual Defendants deny each and all of the claims and contentions alleged by Plaintiffs in this Action. The Individual Defendants deny all claims of wrongdoing or liability against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Action. The Individual Defendants also deny, inter alia, the allegations that Plaintiffs, CTI, or its shareholders have suffered damage, or that Plaintiffs, CTI, or its shareholders were harmed by the conduct alleged in the Action. The Individual Defendants further assert that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of CTI and its shareholders.

Nonetheless, the Individual Defendants have concluded that further conduct of the Action would be protracted and expensive, and that it is desirable that the Action be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. The

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF ACTION Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 8 -	San Diego, CA 92111
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 49 of 63

Individual Defendants agree to the proposed settlement without admitting any wrongdoing or liability.

VI.	PLAINTIFFS’ ATTORNEYS’ FEES AND EXPENSES

The Settling Parties do not agree on the amount of attorneys’ fees and expenses that should be awarded in the Action, and have agreed to present this matter to the Court for resolution. Plaintiffs and Co-Lead Counsel intend to petition the Court for an award of fees and reimbursement of expenses in connection with the Action of no more than $1.3 million in attorneys’ fees and $75,000 in reimbursement of expenses. All Settling Parties agree that Plaintiffs are entitled to an award of reasonable attorneys’ fees reflecting, among other factors, the benefits conferred by the Settlement and the risks undertaken in pursuing the Action, as well as compensation for reasonable expenses incurred in prosecuting the Action.

The Fee and Expense Application shall be Plaintiff” and/or Plaintiffs’ Counsel’s sole application for an award of fees or expenses in connection with this Action. Final resolution by the Court of the Fee and Expense Application shall not be a precondition to the dismissal of the Action in accordance with this Stipulation, and the Settling Parties agree that the Fee and Expense Application may be considered separately from the proposed Settlement. Any order or proceeding relating to the Fee and Expense Application, or any appeal from any order relating thereto or reversal or modification thereof, shall not operate to terminate or cancel the Stipulation, or affect or delay the finality of the Judgment approving the Stipulation and the Settlement of the Action set forth therein. To date, Plaintiffs’ Counsel have neither received any payment for their services in conducting the Action, nor have Plaintiffs’ Counsel been reimbursed for their out-of-pocket litigation expenses.

Co-Lead Counsel also intend to seek Court approval for an Incentive Award in the amount of $1,500 for plaintiff Shackleton. The Individual Defendants and CTI agree not to object to a request for Court approval of the Incentive Award. The Incentive Award will be funded by any fee amount awarded in the Fee and Expense Application.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF ACTION Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 9 -	San Diego, CA 92111
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 50 of 63

VII.	THE RIGHT TO OBJECT AND/OR BE HEARD AT THE HEARING

YOU ARE NOT REQUIRED TO PARTICIPATE IN OR ATTEND THE SETTLEMENT HEARING, BUT MAY DO SO IF YOU WISH. Any Current CTI Shareholder who continues to hold shares of CTI common stock as of the date of the Settlement Hearing may object and/or appear and show cause, if he, she, or it has any concern why the Settlement should not be approved as fair, reasonable, and adequate, or why the Judgment should not be entered thereon, or as to how much to compensate and reimburse Plaintiffs’ Counsel; provided that, however, unless otherwise ordered by the Court, no Current CTI Shareholder shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, or the Fee and Expense Application, unless that shareholder has, at least twenty-one calendar days prior to the Settlement Hearing, filed with the Clerk of the Court, U.S. District Court in the Western District of Washington, 700 Stewart Street, Seattle, Washington 98101, a written objection to the Settlement or any of its terms, including the Fee and Expense Application, setting forth: (a) the nature of the objection; (b) proof of current ownership of CTI common stock, including the number of shares of CTI common stock held and the date of purchase; and (c) any documentation in support of such objection

If a Current CTI Shareholder intends to appear and requests to be heard at the Settlement Hearing, such shareholder must have, in addition to the requirements above, filed with the Clerk of the Court: (a) a written notice of such shareholder’s intention to appear; (b) a statement that indicates the basis for such appearance; and (c) the identities of any witnesses the shareholder intends to call or evidence the shareholder intends to present at the Settlement Hearing and the subjects of their testimony. If a Current CTI Shareholder files a written objection and/or written notice of intent to appear, such shareholder must also simultaneously serve copies of such notice, proof, statement, and documentation, together with copies of any other papers or briefs such

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF ACTION Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 10 -	San Diego, CA 92111
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 51 of 63

shareholder files with the Court (either by hand delivery or by first class mail) upon each of the following:

ROBBINS UMEDA LLP	WILSON SONSINI
Attn: Craig W. Smith	GOODRICH & ROSATI
600 B Street, Suite 1900	Attn: Barry M. Kaplan
San Diego, CA 92101	701 Fifth Avenue, Suite 5100
Seattle, WA 98104
FEDERMAN & SHERWOOD
Attn: Sara E. Collier	Counsel for CTI and the
10205 North Pennsylvania	Individual Defendants
Avenue
Oklahoma City, OK 73120

Co -Lead Counsel for Plaintiffs

Any Current CTI Shareholder who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the proposed Settlement as incorporated in the Stipulation, and/or the Fee and Expense Application, unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given.

XI.	EXAMINATION OF PAPERS AND INQUIRIES

This Notice contains only a summary of the terms of the Settlement. For a more detailed statement of the matters involved in the Action, the Settlement and the terms discussed in this Notice, the Stipulation may be viewed on the website of CTI at http://investors.celltherapeutics.com.

For more information concerning the Settlement, you may also call or write to: Robbins Umeda LLP, c/o Craig W. Smith, 600 B Street, Suite 1900, San Diego, CA 92101, Telephone: (619) 525-3990.

PLEASE DO NOT TELEPHONE THE COURT OR CTI

REGARDING THIS NOTICE.

781428
NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF ACTION Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 11 -	San Diego, CA 92111
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 52 of 63

Exhibit D

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 53 of 63

The Honorable Marsha J. Pechman

UNITED STATES DISTRICT COURT

WESTERN DISTRICT OF WASHINGTON

AT SEATTLE

)
In re CELL THERAPEUTICS, INC.,	)	Master Docket No. C 10-564 MJP
DERIVATIVE LITIGATION	)
)
	)	SUMMARY NOTICE OF PENDENCY
This Document Relates To:	)	AND PROPOSED SETTLEMENT OF
	)	ACTION
ALL ACTIONS	)
)

SUMMARY NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF ACTION Master Docket No. C 10-564 MJP	ROBBINS UMEDA LLP
600 B Street, Suite 1900
San Diego, CA 92101
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 54 of 63

TO:	ALL OWNERS OF CELL THERAPEUTICS, INC. (“CTI”) COMMON STOCK AS OF NOVEMBER 6, 2012 WHO CONTINUE TO HOLD SUCH SHARES (“CURRENT CTI SHAREHOLDERS”)

YOU ARE HEREBY NOTIFIED that the parties to the above-captioned shareholder derivative action (the “Action”) have entered into a Stipulation of Settlement dated November 6, 2012 (the “Stipulation”), to resolve the claims raised by the Action. This notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which is available on CTI’s website at http://investors.celltherapeutics.com.1

PLEASE BE FURTHER ADVISED that pursuant to an Order of the U.S. District Court for the Western District of Washington (the “Court”), a hearing (the “Settlement Hearing”) will be held on                     , 2012, at   :       .m., before the Honorable Marsha J. Pechman for the purpose of determining, among other things: (i) whether the settlement of the Action by way of the adoption of certain corporate governance provisions (as set forth in more detail in the Stipulation on file with the Court) should be finally approved by the Court as fair, reasonable, and adequate to CTI and Current CTI Shareholders; (ii) whether the Action should be dismissed with prejudice; and (iii) the amount of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel for their efforts in connection with the litigation of the Action.

The Settling Parties do not agree on the amount of attorneys’ fees and expenses that should be awarded in the Action, and have agreed to present this matter to the Court for resolution. Plaintiffs and Plaintiffs’ Counsel intend to petition the Court for no more than $1.3 million in attorneys’ fees and $75,000 in reimbursement of expenses (the “Fee and Expense Application”), as well as for an incentive award in the amount of $1,500 for plaintiff Joseph Shackleton (the “Incentive Award”).

1 The Stipulation may also be inspected at the Office of the Clerk of the U.S. District Court in the Western District of Washington located at 700 Stewart Street, Seattle, Washington 98101, during regular business hours of each business day. The capitalized terms used in this Notice, and not otherwise defined, are defined in the Stipulation.

SUMMARY NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF ACTION Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 1 -	San Diego, CA 92101
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 55 of 63

This Action was brought as a derivative action on behalf of and to protect the interests of CTI and its shareholders. This Action is not a class action and, as such, there is no claims procedure. The settlement of this Action will result in certain commitments and changes regarding the Company’s corporate governance, not in payments to CTI shareholders. In a factually related securities class action captioned In re Cell Therapeutics, Inc. Class Action Litigation, Lead Case No. 10-cv-414-MJP (the “Securities Class Action”), also pending in the Court, the parties reached a settlement that created a fund in the amount of $19 million that will provide payments, consistent with the Court-approved claims administration procedure, to Persons (as that term is defined in the Securities Class Action settlement) who purchased or otherwise acquired CTI securities between March 25, 2008, and March 22, 2010.

In addition to the Stipulation, a detailed Notice of Pendency and Proposed Settlement of Action (the “Notice”) describing this Action, the proposed settlement, and the rights of Current CTI Shareholders with regard to the settlement may be viewed on CTI’s website at http://investors.celltherapeutics.com. CTI has also filed copies of the Notice and the Stipulation with the U.S. Securities and Exchange Commission (“SEC”) in a Form 8-K, which may be accessed through the SEC’s website at www.sec.gov.

Any Current CTI Shareholder wishing to assert an objection to the settlement or Plaintiff” Fee and Expense Application and who continues to hold shares of CTI common stock as of the date of the Settlement Hearing must, no later than twenty-one calendar days prior to the Settlement Hearing, file with the Clerk of the Court, U.S. District Court for the Western District of Washington, 700 Stewart Street, Seattle, Washington 98101, a written objection to the settlement or any of its terms, including the Fee and Expense Application, setting forth: (i) the nature of the objection; (ii) proof of current ownership of CTI common stock, including number of shares of CTI common stock and the date of purchase; and (iii) any documentation in support of such objection.

SUMMARY NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF ACTION Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 2 -	San Diego, CA 92101
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 56 of 63

If a Current CTI Shareholder intends to appear and requests to be heard at the Settlement Hearing, such shareholder must, in addition to the requirements set forth above, file with the Clerk of the Court: (i) a written notice of such shareholder’s intention to appear; (ii) a statement that indicates the basis for such appearance; and (iii) the identities of any witnesses the shareholder intends to call at the Settlement Hearing and the subjects of their testimony. If a Current CTI Shareholder files a written objection and/or written notice of intent to appear, such shareholder must also simultaneously serve copies of such notice, proof, statement, and documentation, together with copies of any other papers or briefs such shareholder files with the Court (either by hand delivery or by first class mail) upon each of the following:

ROBBINS UMEDA LLP	WILSON SONSINI
Attn: Craig W. Smith	GOODRICH & ROSATI
600 B Street, Suite 1900	Attn: Barry M. Kaplan
San Diego, CA 92101	701 Fifth Avenue, Suite 5100
Seattle, WA 98104
FEDERMAN & SHERWOOD
Attn: Sara E. Collier	Counsel for CTI and the
10205 North Pennsylvania	Individual Defendants
Avenue
Oklahoma City, OK 73120

Co -Lead Counsel for Plaintiffs

Any Current CTI Shareholder who does not timely make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the proposed settlement as incorporated in the Stipulation, and/or the Fee and Expense Application, unless otherwise ordered by the Court, but shall otherwise be bound by the judgment to be entered and the releases to be given.

SUMMARY NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF ACTION Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 3 -	San Diego, CA 92101
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 57 of 63

For more information concerning the Settlement, you may also call or write to: Robbins Umeda LLP, c/o Craig W. Smith, 600 B Street, Suite 1900, San Diego, CA 92101, Telephone: (619) 525-3990.

PLEASE DO NOT TELEPHONE THE COURT OR CTI

REGARDING THIS NOTICE

781426
SUMMARY NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF ACTION Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 4 -	San Diego, CA 92101
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 58 of 63

Exhibit E

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 59 of 63

The Honorable Marsha J. Pechman

UNITED STATES DISTRICT COURT

WESTERN DISTRICT OF WASHINGTON

AT SEATTLE

)
In re CELL THERAPEUTICS, INC.,	)	Master Docket No. C 10-564 MJP
DERIVATIVE LITIGATION	)
)
	)	[PROPOSED] FINAL JUDGMENT AND
This Document Relates To:	)	ORDER OF DISMISSAL
)
ALL ACTIONS	)
)

[PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSAL Master Docket No. C 10-564 MJP	ROBBINS UMEDA LLP
600 B Street, Suite 1900
San Diego, CA 92101
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 60 of 63

This matter came before the Court for hearing pursuant to the Order Preliminarily Approving Settlement and Providing for Notice of this Court, dated                         , 2012 (“Preliminary Approval Order”), on the application of the Settling Parties for approval of the Settlement set forth in the Stipulation of Settlement dated November 6, 2012 (the “Stipulation”). Due and adequate notice having been provided to Current CTI Shareholders as required in the Preliminary Approval Order, and the Court having considered all papers filed and proceedings had herein and otherwise being fully informed in the premises and good cause appearing therefore, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that:

1.        This Judgment incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation.

2.        This Court has jurisdiction over the subject matter of the Action, including all matters necessary to effectuate the Settlement.

3.        The Court finds that the Settlement provides substantial benefits to CTI and is fair, reasonable, and adequate as to each of the Settling Parties, and hereby finally approves the Settlement in all respects. The Court orders the Settling Parties to perform the Settlement’s terms to the extent the Settling Parties have not already done so.

4.        The Action and all claims contained therein, as well as all of the Released Claims, are dismissed with prejudice against each and all Released Persons. As between Plaintiffs, CTI, and the Individual Defendants, the Settling Parties are to bear their own costs, except as otherwise provided in the Stipulation and this Judgment.

5.        Upon the Effective Date, Plaintiffs (acting on their own behalf and derivatively on behalf of CTI); CTI, its predecessors, successors, subsidiaries, affiliates, divisions, and assigns; and each of CTI’s shareholders (solely in their capacity as CTI shareholders) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims against the Released Persons and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with the defense,

[PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSAL Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 1 -	San Diego, CA 92101
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 61 of 63

settlement, or resolution of the Action against the Released Persons, provided that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or the Judgment.

6.        Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged each and all of the Plaintiffs, Plaintiffs’ Counsel, CTI, the Related Persons, and all CTI shareholders (solely in their capacity as CTI shareholders) from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Action or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or Judgment.

7.        The Court finds that the Summary Notice of Pendency and Proposed Settlement of Action published in Investor’s Business Daily, and the Notice of Pendency and Proposed Settlement of Action posted on the website of CTI and filed with the U.S. Securities and Exchange Commission by CTI in a Form 8-K, provided the best notice practicable under the circumstances of these proceedings and of the matters set forth therein, including the Settlement set forth in the Stipulation, to all Persons entitled to such notice, and said notices fully satisfied the requirements of Rule 23.1 of the Federal Rules of Civil Procedure and the requirements of due process.

8.        The Court finds that during the course of the Action, the Settling Parties and their counsel at all times complied with Rule 11 of the Federal Rules of Civil Procedure and all other similar rules and law.

9.        The Court has considered the Fee and Expense Application and finds that Co-Lead Counsel for Plaintiffs are entitled to $                         in attorneys’ fees and $                         in reimbursement of expenses.

[PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSAL Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 2 -	San Diego, CA 92101
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 62 of 63

10.      The Court hereby approves the Incentive Award of $1,500 for plaintiff Joseph Shackleton, to be paid from the amount awarded in the Fee and Expense Application, in recognition of his participation and effort in the prosecution of the Action.

11.      Neither the Stipulation (including any exhibits attached thereto) nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be, or may be offered, attempted to be offered, or used in any way by the Settling Parties as a presumption, a concession, or an admission of, or evidence of, any fault, wrongdoing, or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal, or administrative. The Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

12.      Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction over: (i) implementation of the Settlement; and (ii) the Settling Parties for the purpose of construing, enforcing, and administering the Stipulation and the Settlement, including, if necessary, setting aside and vacating this Judgment, on motion of a party, to the extent consistent with and in accordance with the Stipulation if the Effective Date fails to occur in accordance with the Stipulation.

13.      No action in regard to Plaintiffs’ Fee and Expense Application—including any order of this Court or any potential appellate review of such order—shall affect the finality of any other portion of this Judgment or delay the Effective Date of the Stipulation. The Fee and

[PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSAL Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 3 -	San Diego, CA 92101
Tel: (619) 525-3990 — Fax: (619) 525-3991

Case 2:10-cv-00564-MJP    Document 73-1    Filed 11/06/12    Page 63 of 63

Expense Application shall be considered separate for the purposes of appellate review of this Judgment.

14.      Without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of the Stipulation.

15.      This Judgment is a final, appealable judgment and should be entered forthwith by the Clerk in accordance with Rule 58 of the Federal Rules of Civil Procedure.

IT IS SO ORDERED.

DATED:
HONORABLE MARSHA J. PECHMAN
UNITED STATES DISTRICT JUDGE

781431
[PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSAL Master Docket No. C 10-564 MJP		ROBBINS UMEDA LLP
600 B Street, Suite 1900
	- 4 -	San Diego, CA 92101
Tel: (619) 525-3990 — Fax: (619) 525-3991